EXHIBIT 10-1

Company’s Forms of Separation Agreement & Release

**IMPORTANT NOTE, READ BEFORE PROCEEDING**: SIGNING AND/OR ACCEPTING THIS AGREEMENT WILL NOT AUTOMATICALLY ENTITLE YOU TO THE BENEFITS DESCRIBED HEREIN. RATHER, ENTITLEMENT TO THE BENEFITS DESCRIBED BELOW WILL OCCUR ONLY IF THE COMPANY ACCEPTS YOUR OFFER TO SEPARATE FROM EMPLOYMENT AND YOU DO NOT REVOKE THIS AGREEMENT WITHIN THE TIMEFRAME PROVIDED BELOW.

REQUEST FOR AN EMPLOYEE-INITIATED VOLUNTARY SEPARATION AGREEMENT AND RELEASE

To:    «Employee_Name»
Date:    «Actual_Offer_Date»

«Company» (“P&G”) is willing to provide you with certain assistance following your voluntary employment separation from the Company. The following describes the terms under which you are offering to voluntarily separate from employment. Your receipt of the benefits described below is conditioned upon: (1) the Company accepting your offer to voluntarily separate, and (2) your accepting and abiding by the terms of this Agreement.

Last Day of Employment:	Your last day of employment will be «Exit_Date», referred to as your “Last Day of Employment.” Unless otherwise noted below, your pay and benefits will cease as of your Last Day of Employment.
Separation Payment:
As soon as administratively practical after your Last Day of Employment, P&G will provide you with a Separation Payment of «Total_Amount», less legally required withholdings and deductions. In no event will payment be made before expiration of the seven-day revocation period discussed below or later than the March 15th of the year following the year which includes your last day of employment.

Amounts you owe to P&G as of your Last Day of Employment, including, but not limited to, wage and/or benefit overpayments and unpaid loans, will also be deducted from the Separation Payment.

Payment for Unvested PST:
If you are not fully-vested in the Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan (“PST”) as of your Last Day of Employment, as soon as administratively practical after your Last Day of Employment, but no later than the March 15th of the year following the year which includes your Last Day of Employment, you will receive a lump sum payment in an amount substantially equivalent to the non-vested credits in your account in the PST.

STAR Awards:
As of your Last Day of Employment, if you were otherwise eligible for a STAR award and you worked at least 28 days (4 calendar weeks) during that fiscal year, you will receive a pro-rated STAR award for that fiscal year. Your STAR award will be pro-rated by dividing the number of calendar days during the fiscal year from July 1 through your Last Day of Employment by 365. Your STAR award will be paid in cash in the September (but no later than September 15th) immediately following the end of the fiscal year in which you terminate.

Equity Awards (including Recognition Shares):
Your separation will be treated as a Special Separation for purposes of any outstanding equity awards granted under the Procter & Gamble 2009 Stock and Incentive Compensation Plan, the Procter & Gamble 2001 Stock and Incentive Compensation Plan, the Procter & Gamble 1992 Stock Plan, or the Gillette Company 2004 Long-Term Incentive Plan and as a result the awards will be retained subject to the original terms and conditions of the awards.

Awards granted under the Procter & Gamble 2014 Stock & Incentive Compensation Plan are retained subject to the terms and conditions of the Awards.

This agreement does not alter the rights and obligations that you may have under the Procter & Gamble 2014 Stock & Incentive compensation Plan, the Procter & Gamble 2009 Stock and Incentive Compensation Plan, the Procter & Gamble 2001 Stock and Incentive Plan, the Procter & Gamble 1992 Stock Plan, and the Gillette Company 2004 Long-Term Incentive Plan.

Current Medical, Dental, and Life Insurance Benefits:
Your Medical (including prescription drug and EAP programs), Dental, and Basic Group Life insurance coverage will continue under the same terms until «Benefits_End_Date».

When your extended coverage ends, you may be entitled to continue your Medical and Dental insurance coverage under COBRA. If you are entitled to COBRA continuation coverage, you will receive a notice of your right to elect COBRA.

Retiree Medical and Dental Benefits:
If you were eligible for P&G retiree healthcare coverage on your Last Day of Employment, you will be eligible to enroll in P&G’s retiree medical and dental insurance coverage. You are eligible for P&G retiree healthcare coverage if you satisfy the regular retiree eligibility rules (i.e., you are a Regular Retiree) as of your Last Day of Employment. Under the terms of this Agreement, you also are eligible for P&G retiree healthcare coverage as a Special Retiree by satisfying the Rule of 70 as of your Last Day of Employment. You satisfy the Rule of 70 when your full years of age plus your full years of service equal 70*. If you are eligible for P&G’s retiree healthcare coverage as either a Regular Retiree or a Special Retiree as of your Last Day of Employment, you should contact the Employee Service Center before your extension of coverage ends to request retiree healthcare enrollment information. For details regarding the terms and conditions of your retiree health coverage, please refer to and review the summary plan descriptions, available at PGOneàLife and Career
Important Note: If you become employed by a direct competitor of P&G (as determined by P&G’s Chief Human Resources Officer) in an officer and/or director capacity, you will not be eligible for coverage under P&G’s retiree healthcare coverage as long as you remain employed by such competitor. If you have questions, please contact the Benefits Service Center at 1-888-627-7472.

Retiree Life Benefits:
If you are eligible for retiree life coverage on your Last Day of Employment, your Basic Group Life Insurance will convert to Retiree Group Life Insurance. For details regarding the terms and conditions of your Retiree Group Life Insurance coverage, please refer to and review the summary plan descriptions available at PGOneàLife and Career.

* Special rules apply to Gillette Heritage Employees with regard to retiree medical eligibility and the retiree medical cost sharing under the retiree medical plan. If you are a Gillette Heritage Employee, you will receive a separate handout on your retiree medical eligibility.

Outplacement Services:
P&G’s outplacement supplier, Right Management Consultants, will provide services to assist you in managing your transition to a new future, based on your interest. Services include pre-decision counseling, career transition programs, and job development opportunities. Right Management Consultants will also assist you in preparing for your job search, including résumé preparation, cover letters, other written materials and interview and networking training.
After P&G accepts this Agreement, and after obtaining your manager’s approval, you may begin utilizing outplacement services on a limited basis prior to your Last Day of Employment, consistent with the needs of the business and your responsibilities to complete and/or transition your work. Note that you must begin utilizing outplacement services within 45 days of your Last Day of Employment to be eligible for this benefit.

Retraining:
You are eligible for reimbursement (up to $5,000) for the cost of tuition, registration and laboratory fees for courses taken at accredited colleges and universities, or at 2-year colleges, trade schools, or vocational schools approved by appropriate accrediting boards. Correspondence courses which result in credit towards diplomas, degrees, etc. may be acceptable if offered by eligible non-profit institutions.
You must have courses approved in advance and submit proof of payment of covered fees and proof (such as a transcript) that the courses were completed successfully. Courses that are recreational in nature, such as golf lessons, will not be approved.
All expenses for retraining must be incurred within twenty-four (24) months of your Last Day of Employment. The retraining reimbursement benefit is administered by Right Management Consultants.

No Consideration Without Executing this Agreement:
You affirm that you understand and agree that you would not receive the separation payment and/or benefits specified in this Agreement without executing this Agreement and fulfilling the promises contained in it.  Except as provided in this Agreement or under the terms and conditions of an applicable benefit plan or policy sponsored by P&G, you shall not be due any payments or benefits from P&G in connection with the termination of your employment.

Continued Employment Through Your Last Day of Employment:
You agree to perform your work and responsibilities as an employee in a satisfactory manner up to and including your Last Day of Employment, including compliance with all provisions of this “Separation Agreement and Release.” If P&G determines that you have engaged in serious misconduct during your employment, you understand and agree that P&G may terminate your employment immediately and will not provide, nor will it be obligated to provide, you will the Separation payment, medical benefits, outplacement, retraining and other benefits described above. If you have already received any such pay or benefits, you agree to repay them to P&G upon demand.

Nonadmission of Wrongdoing:
You affirm that you understand and agree that neither this Agreement nor the furnishing of the consideration for this Agreement, including the Separation Payment, shall be deemed or construed at any time for any purpose as an admission by P&G of wrongdoing or evidence of any liability or unlawful conduct of any kind.

Release of Claims – Including Age Discrimination and Employment Claims:
In consideration of the Separation Payment and other benefits provided above to which you would not have been entitled under any existing P&G Policy, you release P&G from any and all claims you have against P&G. The term “P&G” includes «Company» and any of its present, former and future owners, parents, affiliates and subsidiaries, and its and their directors, officers, shareholders, employees, agents, servants, representatives, predecessors, successors and assigns and their employee benefit plans and programs and their administrators and fiduciaries.

This release applies to claims about which you now know or may later discover, and includes but is not limited to: (1) claims arising under the Age Discrimination in Employment Act, 29 U.S.C. § 621, et seq.; (2) claims arising out of or relating in any way to your employment with P&G or the conclusion of that employment; (3) claims arising under any federal, state and local employment discrimination laws, regulations or ordinances or other orders that relate to the employment relationship and/or employee benefits; and (4) any other federal, state or local law, rule, regulation or ordinance, public policy, contract, tort or common law.
This release does not apply to claims that may arise after the date you accept this Agreement or that may not be released under applicable law.
You are not waiving any rights you may have to: (a) your own vested accrued employee benefits under the P&G health, welfare, or retirement benefit plans as of the Last Day of Employment; (b) benefits and/or the right to seek benefits under applicable workers’ compensation and/or unemployment compensation statutes; (c) pursue claims which by law cannot be waived by signing this Agreement; (d) enforce this Agreement; and/or (e) challenge the validity of this Agreement.
You agree that the decision that your last day of employment would be on the Last Day of Employment was made prior to your accepting and executing this Agreement, and you agree that you are releasing any claim in connection with the separation of your employment.
Nothing in this Agreement prohibits or prevents you from filing a charge with or participating, testifying, or assisting in any investigation, hearing, or other proceeding before any federal, state, or local government agency. However, to the maximum extent permitted by law, you agree that if such an administrative claim is made, you shall not be entitled to recover any individual monetary relief or other individual remedies.
If any claim is not subject to release, to the extent permitted by law, you agree that you waive any right or ability to be a class or collective action representative or to otherwise participate in any putative or certified class, collective or multi-party action or proceeding based on such a claim in which P&G is a party.

Confidential, Proprietary, Trade Secret Information & Period of Non-Competition:
You agree that you will not use or share any confidential, proprietary or trade secret information about any aspect of P&G’s business with any non-P&G employee or business entity at any time in the future. You further agree that you will not obtain or have in your possession any confidential, proprietary or trade secret information on or after your last day of employment. Confidential, proprietary or trade secret information includes, but is not limited to, marketing and advertising plans, pricing information, upstream plans, specific areas of research and development, project work, product formulation, processing methods, assignments of individual employees, testing and evaluation procedures, cost figures, construction plans, and special techniques or methods of any kind.
Additional non-compete obligation for management employees only: You understand and agree that, unless you have prior written consent from P&G, you will not engage in any activity or provide any services for a period of three (3) years following your Last Day of Employment in connection with the manufacture, development, advertising, promotion or sale of any product which is the same as, similar to, or competitive with any products of P&G or its subsidiaries (including both existing products as well as products in development which are known to you, as a consequence of your employment with P&G):
1.    With respect to which your work has been directly concerned at any time during the two (2) years preceding your Last Day of Employment; or
2.    With respect to which during that period of time you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of P&G.
For the purposes of this section, it shall be conclusively presumed that you have knowledge or information to which you were directly exposed through the actual receipt of memos or documents containing such information or through actual attendance at meetings at which such information was discussed or disclosed. The provisions of this section are not in lieu of, but are in addition to, your continuing obligation to not use or disclose P&G’s trade secrets and confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). Information regarding products in development, in test market or being marketed or promoted in a discrete geographic region, which information P&G is considering for a broader use, shall not be deemed generally known until such broader use is actually commercially implemented. Also, “generally known” means known throughout the domestic United States industry or, if you have job responsibilities outside of the United States, the appropriate foreign country or countries’ industry.
If any restriction in this section is found by any court of competent jurisdiction or arbitrator to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it will be modified and interpreted to extend only over the maximum period of time, range of activities or geographic area so that it may be enforceable.
If you are a participant in the 2009 Stock and Incentive Compensation Plan, the 2001 Stock and Incentive Compensation Plan, or the 1992 Stock Plan, you are also bound by the terms of Article F – Restrictions & Covenants of those plans, which are incorporated herein by reference.
If you are a participant in the 2014 Stock & Incentive Compensation Plan, you are also bound by the terms of Article 6 – Restrictions and Covenants of this plan which are incorporated herein by reference.

Acknowledgements and Affirmations:
You affirm that you have not filed, caused to be filed, or presently are a party to any claim against P&G.
You affirm that you have been paid and/or have received all compensation, wages, bonuses, commissions, and/or benefits which are due and payable as of the date you sign this Agreement. To the extent that you are required to report hours worked, you affirm that you have reported all hours worked as of the date you sign this Agreement.
You affirm that you have been granted any leave to which you were entitled under the Family and Medical Leave Act or related state or local leave or disability accommodation laws.
You further affirm that you have no known workplace injuries or occupational diseases that have not been reported.

Assignment of Intellectual Property:
You will promptly and fully disclose, transfer and assign to P&G all inventions and any other intellectual property (collectively “Intellectual Property”) made or conceived by you during your employment with P&G. You agree to fully cooperate in executing any papers required for establishing or protecting the Intellectual Property and for establishing P&G’s ownership, even if such cooperation is necessary after your Last Day of Employment.

Return of P&G Property:
You agree that on or before your Last Day of Employment, you will return to P&G in good condition all of its equipment, materials and information that were in your possession, custody or control (including, but not limited to, computers, files, documents, credit cards, keys and identification badges). You further agree that you will provide your manager with all passwords to P&G electronic communication and data systems before your Last Day of Employment. You further agree that on or before your Last Day of Employment, you will return or if directed to do so by your immediate manager, delete (i.e., destroy all copies of) any and all P&G confidential, proprietary or trade secret information you have maintained in your possession, custody, or control in paper, electronic and/or digital formats, including but not limited to, any such confidential, proprietary, or trade secret information (e.g., files, documents, etc.) that you may have electronically or digitally processed or stored on P&G-issued or on personally-owned or maintained digital devices and/or service accounts. Such digital devices and/or service accounts may include, but are not limited to desktop and laptop computers, notebooks, tablets, iPads, mobile phones, smartphones, personal digital assistants (PDAs), USB and flash drives, external hard drives, CDs, DVDs, and/or external file processing or storage provided by cloud service providers such as box.net, dropbox, Google docs, etc.

Ethics Compliance:	You agree that you provided P&G all information known to you regarding any violations of the Procter & Gamble Worldwide Business Conduct Manual and/or any other violations of P&G policy or the law.
Agreement to Arbitrate Disputes:
Resolving any future differences we may have in the courts can take a long time and be expensive. You and P&G therefore agree that the only remedy for all disputes that are not released by this Agreement or that arise out of your employment with or separation from P&G, or any aspect of this Agreement, will be to submit any such disputes (with the exception noted at the end of this section) to final and binding arbitration in accordance with the National Rules for Resolution of Employment Disputes of the American Arbitration Association then in effect.
You and P&G agree that the aggrieved party must send written notice of any claim to the other party by certified mail, return receipt requested. Written notice for P&G will be sent to: Secretary, One Procter & Gamble Plaza, Cincinnati, OH 45202, and to you at the most current address shown for you in P&G’s records. The arbitrator will apply Ohio law. At your written request, P&G will reimburse you for all fees and costs charged by the American Arbitration Association and its arbitrator to the extent they exceed the applicable fees and costs that would have been charged by a court of competent jurisdiction had your claim been filed in court.
There is one exception to this section. P&G may seek injunctive relief in any court of competent jurisdiction if it has reason to believe that you have violated or are about to violate (1) the terms of the “Confidential, Proprietary, Trade Secret Information & Period of Non-Competition” section above, or (2) if you are a participant in the 2009 Stock and Incentive Compensation Plan, the 2001 Stock and Incentive Compensation Plan, or the 1992 Stock Plan, the terms of Article F – Restrictions & Covenants of those plans.

Severability:
If any court of competent jurisdiction or arbitrator should later find that any portion of this Agreement is invalid, that invalidity will not affect the enforceability of any other portion of this Agreement.

Employment References:
You understand that P&G’s historical policy is to not provide employment references to prospective employers. However, P&G is willing to waive that policy in your case on the following basis: You authorize your manager or human resources representative to provide an employment reference upon written or verbal request. In return, you release any claim against P&G and will not bring a lawsuit in court against P&G based upon that employment reference (or lack thereof). You agree that you will refer all reference inquiries to your manager or human resources representative only. You further understand that all disputes regarding employment references or the lack thereof must be resolved through the arbitration process described above.

No Reliance:
This Agreement sets forth the entire agreement between you and P&G and fully supersedes any prior agreements or understanding between the parties except that if you are a participant in the 2009 Stock and Incentive Compensation Plan, the 2001 Stock and Incentive Compensation Plan, or the 1992 Stock Plan, the terms of Article F – Restrictions & Covenants of those plans remain in full force and effect and are incorporated herein by reference and if you are a participant in the 2014 Stock Plan, the terms of Article 6 – Restrictions & Covenants of the plan remain in full force and are in effect and are incorporated herein by reference. In deciding to accept this Agreement, you agree that you have not relied upon any statements or promises by P&G, its managers, agents or employees, other than those set forth in this Agreement. No other promises or agreements concerning the matters described in this Agreement shall be binding unless in a subsequent document signed by these parties.

Your Attorney:	You acknowledge that you have been and hereby are advised to consult with legal counsel before accepting this Agreement and have either done so or have voluntarily declined to do so.

Timing for Acceptance or Revocation:
You have forty-five (45) calendar days in which to consider this Agreement in which you waive important rights, including those under the Age Discrimination in Employment Act of 1967. If you choose to sign this Agreement, please do so by indicating your acceptance of this Agreement with your electronic signature in P&G’s electronic system. We advise you to consult with an attorney of your choosing prior to signing this Agreement. Further, you may within seven (7) calendar days of the Company accepting your offer, cancel and terminate the Agreement by giving written notice of your intention to revoke the Agreement to your immediate manager, and by returning to P&G any remuneration or benefits that have been advanced to you in anticipation of your not revoking your Agreement and to which you are not entitled. If notice of your revocation is mailed, it must be postmarked within seven (7) calendar days after you sign this Agreement. You understand that in total, you will have had more than seven (7) dates to revoke this Agreement from the date on which you submitted your intent to participate in this Voluntary Separation Program.
You agree that any modifications, material or otherwise, made to this Agreement, do not restart or affect in any manner the original up to forty-five (45) calendar day consideration period.

Eligibility Information for Group Program Under The Older Workers Benefits Protection Act:
If your separation and the offer of separation pay and benefits set forth in this Agreement is part of a program offered to a group of employees, attached to this Agreement is information regarding the class, unit, or group of individuals covered by such program, any eligibility factors, any time limits associated with the program, and a list showing, on the one hand, the ages and job titles of P&G employees in the job classifications or organizational units who were eligible or selected to participate in the program, and also showing, on the other hand, the ages and job titles of those employees in the same job classifications or organizational units who were not eligible or selected for the program. You further acknowledge that you received the information described in this section.

The benefits described in this Agreement and pursuant to the summary plan description for the Procter & Gamble 2014 U.S. Separation Program, are the special benefits you will receive by signing this Agreement. To the extent this Agreement describes benefits under other benefit plans and policies sponsored by P&G, these special benefits are also described in the summary plan descriptions for those plans. As such, nothing in this Agreement amends or changes the terms of any P&G-sponsored employee benefit plan or policy.

After your Last Day of Employment, you will no longer be an active P&G employee, which may affect your coverage under those plans and policies.  For example, plans may require that you enroll in Medicare to be eligible for coverage.  For more information on how not being an active P&G employee may affect your coverage, please refer to and review the summary plan descriptions for each plan, available at PGOneàLife and Career.

To offer your voluntary separation from the Company under the terms described in the above Agreement, go back to the e-mail and electronic link you received and click on the “Accept” button. By clicking “Accept,” you acknowledge that you have read the entire Agreement, that you understand it, you are offering to voluntarily separate from the Company and that you voluntarily accept its terms. You further agree that you understand that, should the Company accept your offer to voluntarily separate, it is a legally binding agreement, that you have been advised to consult with an attorney, that you have been given 45 days to consider the Agreement, and that you can revoke your acceptance within seven days of the Company accepting your offer by providing written notification to your immediate manager. If you do not wish to voluntarily separate from employment under the terms of this Agreement, click on the “Decline” button.

**REMINDER**: CLICKING “ACCEPT” WILL NOT AUTOMATICALLY ENTITLE YOU TO THE BENEFITS DESCRIBED HEREIN. RATHER, ENTITLEMENT TO THE BENEFITS DESCRIBED IN THIS AGREEMENT WILL OCCUR ONLY IF THE COMPANY ACCEPTS YOUR OFFER TO SEPARATE FROM EMPLOYMENT AND YOU DO NOT REVOKE THIS AGREEMENT WITHIN THE TIMEFRAME PROVIDED ABOVE.

CA FORM

**IMPORTANT NOTE, READ BEFORE PROCEEDING**: SIGNING AND/OR ACCEPTING THIS AGREEMENT WILL NOT AUTOMATICALLY ENTITLE YOU TO THE BENEFITS DESCRIBED HEREIN. RATHER, ENTITLEMENT TO THE BENEFITS DESCRIBED BELOW WILL OCCUR ONLY IF THE COMPANY ACCEPTS YOUR OFFER TO SEPARATE FROM EMPLOYMENT AND YOU DO NOT REVOKE THIS AGREEMENT WITHIN THE TIMEFRAME PROVIDED BELOW.

REQUEST FOR AN EMPLOYEE-INITIATED VOLUNTARY SEPARATION AGREEMENT AND RELEASE

To:    «Employee_Name»
Date:    «Actual_Offer_Date»

«Company» (“P&G”) is willing to provide you with certain assistance following your voluntary employment separation from the Company. The following describes the terms under which you are offering to voluntarily separate from employment. Your receipt of the benefits described below is conditioned upon: (1) the Company accepting your offer to voluntarily separate, and (2) your accepting and abiding by the terms of this Agreement.

Last Day of Employment:	Your last day of employment will be «Exit_Date», referred to as your “Last Day of Employment.” Unless otherwise noted below, your pay and benefits will cease as of your Last Day of Employment.
Separation Payment:
As soon as administratively practical after your Last Day of Employment, P&G will provide you with a Separation Payment of «Total_Amount», less legally required withholdings and deductions. In no event will payment be made before expiration of the seven-day revocation period discussed below or later than the March 15th of the year following the year which includes your last day of employment.

Amounts you owe to P&G as of your Last Day of Employment, including, but not limited to, wage and/or benefit overpayments and unpaid loans, will also be deducted from the Separation Payment.

Payment for Unvested PST:
If you are not fully-vested in the Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan (“PST”) as of your Last Day of Employment, as soon as administratively practical after your Last Day of Employment, but no later than the March 15th of the year following the year which includes your Last Day of Employment, you will receive a lump sum payment in an amount substantially equivalent to the non-vested credits in your account in the PST.

STAR Awards:
As of your Last Day of Employment, if you were otherwise eligible for a STAR award and you worked at least 28 days (4 calendar weeks) during that fiscal year, you will receive a pro-rated STAR award for that fiscal year. Your STAR award will be pro-rated by dividing the number of calendar days during the fiscal year from July 1 through your Last Day of Employment by 365. Your STAR award will be paid in cash in the September (but no later than September 15th) immediately following the end of the fiscal year in which you terminate.

Equity Awards (including Recognition Shares):
Your separation will be treated as a Special Separation for purposes of any outstanding equity awards granted under the Procter & Gamble 2009 Stock and Incentive Compensation Plan, the Procter & Gamble 2001 Stock and Incentive Compensation Plan, the Procter & Gamble 1992 Stock Plan, or the Gillette Company 2004 Long-Term Incentive Plan and as a result the awards will be retained subject to the original terms and conditions of the awards.

Awards granted under the Procter & Gamble 2014 Stock & Incentive Compensation Plan are retained subject to the terms and conditions of the Awards.

This agreement does not alter the rights and obligations that you may have under the Procter & Gamble 2014 Stock & Incentive compensation Plan, the Procter & Gamble 2009 Stock and Incentive Compensation Plan, the Procter & Gamble 2001 Stock and Incentive Plan, the Procter & Gamble 1992 Stock Plan, and the Gillette Company 2004 Long-Term Incentive Plan.

Current Medical, Dental, and Life Insurance Benefits:
Your Medical (including prescription drug and EAP programs), Dental, and Basic Group Life insurance coverage will continue under the same terms until «Benefits_End_Date».

When your extended coverage ends, you may be entitled to continue your Medical and Dental insurance coverage under COBRA. If you are entitled to COBRA continuation coverage, you will receive a notice of your right to elect COBRA.

Retiree Medical and Dental Benefits:
If you were eligible for P&G retiree healthcare coverage on your Last Day of Employment, you will be eligible to enroll in P&G’s retiree medical and dental insurance coverage. You are eligible for P&G retiree healthcare coverage if you satisfy the regular retiree eligibility rules (i.e., you are a Regular Retiree) as of your Last Day of Employment. Under the terms of this Agreement, you also are eligible for P&G retiree healthcare coverage as a Special Retiree by satisfying the Rule of 70 as of your Last Day of Employment. You satisfy the Rule of 70 when your full years of age plus your full years of service equal 70. If you are eligible for P&G’s retiree healthcare coverage as either a Regular Retiree or a Special Retiree as of your Last Day of Employment, you should contact the Employee Service Center before your extension of coverage ends to request retiree healthcare enrollment information. For details regarding the terms and conditions of your retiree health coverage, please refer to and review the summary plan descriptions, available at PGOneàLife and Career
Important Note: If you become employed by a direct competitor of P&G (as determined by P&G’s Chief Human Resources Officer) in an officer and/or director capacity, you will not be eligible for coverage under P&G’s retiree healthcare coverage as long as you remain employed by such competitor. If you have questions, please contact the Benefits Service Center at 1-888-627-7472.

Retiree Life Benefits:
If you are eligible for retiree life coverage on your Last Day of Employment, your Basic Group Life Insurance will convert to Retiree Group Life Insurance. For details regarding the terms and conditions of your Retiree Group Life Insurance coverage, please refer to and review the summary plan descriptions available at PGOneàLife and Career.

Outplacement Services:
P&G’s outplacement supplier, Right Management Consultants, will provide services to assist you in managing your transition to a new future, based on your interest. Services include pre-decision counseling, career transition programs, and job development opportunities. Right Management Consultants will also assist you in preparing for your job search, including résumé preparation, cover letters, other written materials and interview and networking training.

After P&G accepts this Agreement, and after obtaining your manager’s approval, you may begin utilizing outplacement services on a limited basis prior to your Last Day of Employment, consistent with the needs of the business and your responsibilities to complete and/or transition your work. Note that you must begin utilizing outplacement services within 45 days of your Last Day of Employment to be eligible for this benefit.

Retraining:
You are eligible for reimbursement (up to $5,000) for the cost of tuition, registration and laboratory fees for courses taken at accredited colleges and universities, or at 2-year colleges, trade schools, or vocational schools approved by appropriate accrediting boards. Correspondence courses which result in credit towards diplomas, degrees, etc. may be acceptable if offered by eligible non-profit institutions.
You must have courses approved in advance and submit proof of payment of covered fees and proof (such as a transcript) that the courses were completed successfully. Courses that are recreational in nature, such as golf lessons, will not be approved.
All expenses for retraining must be incurred within twenty-four (24) months of your Last Day of Employment. The retraining reimbursement benefit is administered by Right Management Consultants.

No Consideration Without Executing this Agreement:
You affirm that you understand and agree that you would not receive the separation payment and/or benefits specified in this Agreement without executing this Agreement and fulfilling the promises contained in it.  Except as provided in this Agreement or under the terms and conditions of an applicable benefit plan or policy sponsored by P&G, you shall not be due any payments or benefits from P&G in connection with the termination of your employment.

Continued Employment Through Your Last Day of Employment:
You agree to perform your work and responsibilities as an employee in a satisfactory manner up to and including your Last Day of Employment, including compliance with all provisions of this “Separation Agreement and Release.” If P&G determines that you have engaged in serious misconduct during your employment, you understand and agree that P&G may terminate your employment immediately and will not provide, nor will it be obligated to provide, you will the Separation payment, medical benefits, outplacement, retraining and other benefits described above. If you have already received any such pay or benefits, you agree to repay them to P&G upon demand.

Nonadmission of Wrongdoing:
You affirm that you understand and agree that neither this Agreement nor the furnishing of the consideration for this Agreement, including the Separation Payment, shall be deemed or construed at any time for any purpose as an admission by P&G of wrongdoing or evidence of any liability or unlawful conduct of any kind.

Release of Claims – Including Age Discrimination and Employment Claims:
In consideration of the Separation Payment and other benefits provided above to which you would not have been entitled under any existing P&G Policy, you release P&G from any and all claims you have against P&G. The term “P&G” includes «Company» and any of its present, former and future owners, parents, affiliates and subsidiaries, and its and their directors, officers, shareholders, employees, agents, servants, representatives, predecessors, successors and assigns and their employee benefit plans and programs and their administrators and fiduciaries.

This release applies to claims about which you now know or may later discover, and includes but is not limited to: (1) claims arising under the Age Discrimination in Employment Act, 29 U.S.C. § 621, et seq.; (2) claims arising out of or relating in any way to your employment with P&G or the conclusion of that employment; (3) claims arising under any federal, state and local employment discrimination laws, regulations or ordinances or other orders that relate to the employment relationship and/or employee benefits; (4) claims under California state and local statutes, rules and regulations including but not limited to (a) California Family Rights Act – Cal. Gov’t Code § 12945.2; (b) California Fair Employment and Housing Act – Cal. Gov’t Code § 12900 et seq.; (c) California Unruh Civil Rights Act – Cal. Civ. Code § 51 et seq.; (d) Statutory Provisions Regarding the Confidentiality of AIDS Information – Cal. Health & Safety Code § 120775 et seq.; (e) California Confidentiality of Medical Information Act – Cal. Civ. Code § 56 et seq.; (f) California Parental Leave Law – Cal. Lab. Code § 230.7 et seq.; (g) California Apprenticeship Program Bias Law – Cal. Lab. Code § 3070 et seq.; (h) California Equal Pay Law – Cal. Lab. Code § 1197.5; (i) California Whistleblower Protection Law – Cal. Lab. Code § 1102.5; (j) California Military Personnel Bias Law – Cal. Mil. & Vet. Code § 394; (k) Statutory Provision Regarding California Family and Medical Leave – Cal. Lab. Code § 233; (l) Statutory Provisions Regarding California Electronic Monitoring of Employees – Cal. Lab. Code § 435; (m) the California Occupational Safety and Health Act, as amended; (n) California Labor Code § 6300 et seq., and any applicable regulations thereunder; (o) California Obligations of Investigative Consumer Reporting Agencies Law – Cal. Civ. Code § 1786.10 et seq.; (p) California Political Activities of Employees Law – Cal. Lab. Code § 1101 et seq.; (q) California Domestic Violence Victim Employment Leave Law – Cal. Lab. Code § 230.1; (r) California Court Leave Law – Cal. Lab. Code § 230; (s) those other provisions of the California Labor Code that lawfully may be released; (t) Los Angeles AIDS-Based Discrimination Ordinance, Los Angeles Municipal Ordinance §45.80 et seq.; (u) California Labor Code § 132a; and (5) any other federal, state or local law, rule, regulation or ordinance, public policy, contract, tort or common law.
This release does not apply to claims that may arise after the date you accept this Agreement or that may not be released under applicable law.
You are not waiving any rights you may have to: (a) your own vested accrued employee benefits under the P&G health, welfare, or retirement benefit plans as of the Employment Separation Date; (b) benefits and/or the right to seek benefits under applicable workers’ compensation statutes (except as to claims under Labor Code sections 132a and 4553) and/or unemployment compensation statutes; (c) pursue claims which by law cannot be waived by signing this Agreement; (d) enforce this Agreement; and/or (e) challenge the validity of this Agreement.
You agree that the decision that your last day of employment would be on the Employment Separation Date was made prior to your accepting and executing this Agreement, and you agree that you are releasing any claim in connection with the separation of your employment.

Nothing in this Agreement prohibits or prevents you from filing a charge with or participating, testifying, or assisting in any investigation, hearing, or other proceeding before any federal, state, or local government agency. However, to the maximum extent permitted by law, you agree that if such an administrative claim is made, you shall not be entitled to recover any individual monetary relief or other individual remedies.
If any claim is not subject to release, to the extent permitted by law, you agree that you waive any right or ability to be a class or collective action representative or to otherwise participate in any putative or certified class, collective or multi-party action or proceeding based on such a claim in which P&G is a party.
Waiver of California Civil Code Section 1542. To effect a full and complete general release as described above, you expressly waive and relinquish all rights and benefits of Section 1542 of the Civil Code of the State of California and do so understanding and acknowledging the significance and consequence of specifically waiving Section 1542. Section 1542 of the Civil Code of the State of California states as follows:
A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.
Thus, notwithstanding the provisions of Section 1542, and to implement a full and complete release and discharge of P&G, you expressly acknowledge this Agreement is intended to include in its effect, without limitation, all claims you do not know or suspect to exist in your favor at the time of signing this Agreement, and that this Agreement contemplates the extinguishment of any such claims. You warrant that you have read this Agreement, including this waiver of California Civil Code Section 1542, and that You have consulted with or had the opportunity to consult with counsel of your choosing about this Agreement and specifically about the waiver of Section 1542, and that you understand this Agreement and the Section 1542 waiver, and so you freely and knowingly enters into this Agreement. You further acknowledge that you later may discover facts different from or in addition to those you know or believe to be true regarding the matters released or described in this Agreement, and even so you agree that the releases and agreements contained in this Agreement shall remain effective in all respects notwithstanding any later discovery of any or additional facts. You expressly assume any and all risk of any mistake in connection with the true involved in the matters, disputes, or controversies released or described in this Agreement to with regard to any facts now unknown to you relating thereto.

Confidential, Proprietary, Trade Secret Information:
You agree that you will not use or share any confidential, proprietary or trade secret information about any aspect of P&G’s business with any non-P&G employee or business entity at any time in the future. You further agree that you will not obtain or have in your possession any confidential, proprietary or trade secret information on or after your last day of employment. Confidential, proprietary or trade secret information includes, but is not limited to, marketing and advertising plans, pricing information, upstream plans, specific areas of research and development, project work, product formulation, processing methods, assignments of individual employees, testing and evaluation procedures, cost figures, construction plans, and special techniques or methods of any kind.
For the purposes of this section, it shall be conclusively presumed that you have knowledge or information to which you were directly exposed through the actual receipt of memos or documents containing such information or through actual attendance at meetings at which such information was discussed or disclosed. The provisions of this section are not in lieu of, but are in addition to, your continuing obligation to not use or disclose P&G’s trade secrets and confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). Information regarding products in development, in test market or being marketed or promoted in a discrete geographic region, which information P&G is considering for a broader use, shall not be deemed generally known until such broader use is actually commercially implemented. Also, “generally known” means known throughout the domestic United States industry or, if you have job responsibilities outside of the United States, the appropriate foreign country or countries’ industry.
If any restriction in this section is found by any court of competent jurisdiction or arbitrator to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it will be modified and interpreted to extend only over the maximum period of time, range of activities or geographic area so that it may be enforceable.

Acknowledgements and Affirmations:
You affirm that you have not filed, caused to be filed, or presently are a party to any claim against P&G.
You affirm that you have been paid and/or have received all compensation, wages, bonuses, commissions, and/or benefits which are due and payable as of the date you sign this Agreement. To the extent that you are required to report hours worked, you affirm that you have reported all hours worked as of the date you sign this Agreement. You also affirm that you have been reimbursed for all necessary business expenses.
You affirm that you have been granted any leave to which you were entitled under the Family and Medical Leave Act or related state or local leave or disability accommodation laws.
You further affirm that you have no known workplace injuries or occupational diseases that have not been reported and that you have not been retaliated against for sustaining any work-related injury or filing any worker’s compensation claims.

Assignment of Intellectual Property:
You will promptly and fully disclose, transfer and assign to P&G all inventions and any other intellectual property (collectively “Intellectual Property”) made or conceived by you during your employment with P&G. You agree to fully cooperate in executing any papers required for establishing or protecting the Intellectual Property and for establishing P&G’s ownership, even if such cooperation is necessary after your Last Day of Employment.

Return of P&G Property:
You agree that on or before your Last Day of Employment, you will return to P&G in good condition all of its equipment, materials and information that were in your possession, custody or control (including, but not limited to, computers, files, documents, credit cards, keys and identification badges). You further agree that you will provide your manager with all passwords to P&G electronic communication and data systems before your Last Day of Employment. You further agree that on or before your Last Day of Employment, you will return or if directed to do so by your immediate manager, delete (i.e., destroy all copies of) any and all P&G confidential, proprietary or trade secret information you have maintained in your possession, custody, or control in paper, electronic and/or digital formats, including but not limited to, any such confidential, proprietary, or trade secret information (e.g., files, documents, etc.) that you may have electronically or digitally processed or stored on P&G-issued or on personally-owned or maintained digital devices and/or service accounts. Such digital devices and/or service accounts may include, but are not limited to desktop and laptop computers, notebooks, tablets, iPads, mobile phones, smartphones, personal digital assistants (PDAs), USB and flash drives, external hard drives, CDs, DVDs, and/or external file processing or storage provided by cloud service providers such as box.net, dropbox, Google docs, etc.

Ethics Compliance:	You agree that you provided P&G all information known to you regarding any violations of the Procter & Gamble Worldwide Business Conduct Manual and/or any other violations of P&G policy or the law.

Agreement to Arbitrate Disputes:
Resolving any future differences we may have in the courts can take a long time and be expensive. You and P&G therefore agree that the only remedy for all disputes that are not released by this Agreement or that arise out of your employment with or separation from P&G, or any aspect of this Agreement, will be to submit any such disputes (with the exception noted at the end of this section) to final and binding arbitration in accordance with the National Rules for Resolution of Employment Disputes of the American Arbitration Association then in effect.
You and P&G agree that the aggrieved party must send written notice of any claim to the other party by certified mail, return receipt requested. Written notice for P&G will be sent to: Secretary, One Procter & Gamble Plaza, Cincinnati, OH 45202, and to you at the most current address shown for you in P&G’s records. The arbitrator will apply Ohio law. At your written request, P&G will reimburse you for all fees and costs charged by the American Arbitration Association and its arbitrator to the extent they exceed the applicable fees and costs that would have been charged by a court of competent jurisdiction had your claim been filed in court.
There is one exception to this section. P&G may seek injunctive relief in any court of competent jurisdiction if it has reason to believe that you have violated or are about to violate (1) the terms of the “Confidential, Proprietary, Trade Secret Information & Period of Non-Competition” section above, or (2) if you are a participant in the 2009 Stock and Incentive Compensation Plan, the 2001 Stock and Incentive Compensation Plan, or the 1992 Stock Plan, the terms of Article F – Restrictions & Covenants of those plans.

Severability:
If any court of competent jurisdiction or arbitrator should later find that any portion of this Agreement is invalid, that invalidity will not affect the enforceability of any other portion of this Agreement.

Employment References:
You understand that P&G’s historical policy is to not provide employment references to prospective employers. However, P&G is willing to waive that policy in your case on the following basis: You authorize your manager or human resources representative to provide an employment reference upon written or verbal request. In return, you release any claim against P&G and will not bring a lawsuit in court against P&G based upon that employment reference (or lack thereof). You agree that you will refer all reference inquiries to your manager or human resources representative only. You further understand that all disputes regarding employment references or the lack thereof must be resolved through the arbitration process described above.

No Reliance:
This Agreement sets forth the entire agreement between you and P&G and fully supersedes any prior agreements or understanding between the parties except that if you are a participant in the 2009 Stock and Incentive Compensation Plan, the 2001 Stock and Incentive Compensation Plan, or the 1992 Stock Plan, the terms of Article F – Restrictions & Covenants of those plans remain in full force and effect and are incorporated herein by reference and if you are a participant in the 2014 Stock Plan, the terms of Article 6 – Restrictions & Covenants of the plan remain in full force and are in effect and are incorporated herein by reference. In deciding to accept this Agreement, you agree that you have not relied upon any statements or promises by P&G, its managers, agents or employees, other than those set forth in this Agreement. No other promises or agreements concerning the matters described in this Agreement shall be binding unless in a subsequent document signed by these parties.

Your Attorney:	You acknowledge that you have been and hereby are advised to consult with legal counsel before accepting this Agreement and have either done so or have voluntarily declined to do so.
Timing for Acceptance or Revocation:
You have forty-five (45) calendar days in which to consider this Agreement in which you waive important rights, including those under the Age Discrimination in Employment Act of 1967. If you choose to sign this Agreement, please do so by indicating your acceptance of this Agreement with your electronic signature in P&G’s electronic system. We advise you to consult with an attorney of your choosing prior to signing this Agreement. Further, you may within seven (7) calendar days of the Company accepting your offer, cancel and terminate the Agreement by giving written notice of your intention to revoke the Agreement to your immediate manager, and by returning to P&G any remuneration or benefits that have been advanced to you in anticipation of your not revoking your Agreement and to which you are not entitled. If notice of your revocation is mailed, it must be postmarked within seven (7) calendar days after you sign this Agreement. You understand that in total, you will have had more than seven (7) dates to revoke this Agreement from the date on which you submitted your intent to participate in this Voluntary Separation Program.
You agree that any modifications, material or otherwise, made to this Agreement, do not restart or affect in any manner the original up to forty-five (45) calendar day consideration period.

Eligibility Information for Group Program Under The Older Workers Benefits Protection Act:
If your separation and the offer of separation pay and benefits set forth in this Agreement is part of a program offered to a group of employees, attached to this Agreement is information regarding the class, unit, or group of individuals covered by such program, any eligibility factors, any time limits associated with the program, and a list showing, on the one hand, the ages and job titles of P&G employees in the job classifications or organizational units who were eligible or selected to participate in the program, and also showing, on the other hand, the ages and job titles of those employees in the same job classifications or organizational units who were not eligible or selected for the program. You further acknowledge that you received the information described in this section.

The benefits described in this Agreement and pursuant to the summary plan description for the Procter & Gamble 2014 U.S. Separation Program, are the special benefits you will receive by signing this Agreement. To the extent this Agreement describes benefits under other benefit plans and policies sponsored by P&G, these special benefits are also described in the summary plan descriptions for those plans. As such, nothing in this Agreement amends or changes the terms of any P&G-sponsored employee benefit plan or policy.

After your Last Day of Employment, you will no longer be an active P&G employee, which may affect your coverage under those plans and policies.  For example, plans may require that you enroll in Medicare to be eligible for coverage.  For more information on how not being an active P&G employee may affect your coverage, please refer to and review the summary plan descriptions for each plan, available at PGOneàLife and Career.

To offer your voluntary separation from the Company under the terms described in the above Agreement, go back to the e-mail and electronic link you received and click on the “Accept” button. By clicking “Accept,” you acknowledge that you have read the entire Agreement, that you understand it, you are offering to voluntarily separate from the Company and that you voluntarily accept its terms. You further agree that you understand that, should the Company accept your offer to voluntarily separate, it is a legally binding agreement, that you have been advised to consult with an attorney, that you have been given 45 days to consider the Agreement, and that you can revoke your acceptance within seven days of the Company accepting your offer by providing written notification to your immediate manager. If you do not wish to voluntarily separate from employment under the terms of this Agreement, click on the “Decline” button.

**REMINDER**: CLICKING “ACCEPT” WILL NOT AUTOMATICALLY ENTITLE YOU TO THE BENEFITS DESCRIBED HEREIN. RATHER, ENTITLEMENT TO THE BENEFITS DESCRIBED IN THIS AGREEMENT WILL OCCUR ONLY IF THE COMPANY ACCEPTS YOUR OFFER TO SEPARATE FROM EMPLOYMENT AND YOU DO NOT REVOKE THIS AGREEMENT WITHIN THE TIMEFRAME PROVIDED ABOVE.